UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2026

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File number)	Identification No.)

40 Manning Road

Billerica, MA 01821

(Address of principal executive offices) (Zip Code)

(978) 663-3660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	BRKR	The Nasdaq Global Select Market
6.375% Mandatory Convertible Preferred Stock, Series A, $0.01 par value per share	BRKRP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Director

On February 16, 2026, Dr. Cynthia M. Friend informed the Board of Directors (“Board”) of Bruker Corporation (the “Company”) of her decision not to stand for re-election as a Class II director when her current term expires at the Company’s 2026 Annual Meeting of Stockholders (“2026 Annual Meeting”). Dr. Friend’s decision is not due to any disagreement with the Company on any matter relating to its operations, policies, or practices and she intends to continue to serve as a director for the remainder of her current term. Dr. Friend has served on the Board since May 2016 and currently serves as a member of the Board’s Compensation Committee.

On February 19, 2026, Jack Phillips stepped down as a Class III member of the Board and the Board immediately thereafter re-elected him as a Class II director. For all purposes, Mr. Phillips’ service on the Board is deemed to have continued, uninterrupted and unchanged (including with respect to compensation and benefits), since January 1, 2026, the date that Mr. Phillips first joined the Board. As a newly appointed Class II director, Mr. Phillips will stand for re-election at the 2026 Annual Meeting.

Section 8 - Other Events

Item 8.01. Other Events.

The Board of Directors of Bruker Corporation declared a quarterly cash dividend on the Company's common stock, $0.01 par value per share, of $0.05 per share. The dividend was declared on February 19, 2026, and is payable April 7, 2026, to shareholders of record at the close of business on March 23, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: February 20, 2026	By:	/s/ THOMAS M. BURES
Thomas M. Bures
Chief Accounting Officer